WASX982662 | 90032-P1

LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JULY 29, 2022, TO THE

PROSPECTUS DATED JULY 29, 2022, OF

WESTERN ASSET INTERMEDIATE-TERM MUNICIPALS FUND (THE “FUND”)

Effective on or about August 15, 2022, certain dealer commissions paid by the distributor for the Fund from Class A sales charges will change. These changes are reflected in the Fund’s Prospectus. Until then, however, the Fund shall continue to operate pursuant to its existing dealer commission schedule. Accordingly, the following replaces the table in the section of the Fund’s Prospectus entitled “Additional information about each share class – Sales charges” until on or about August 15, 2022:

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	2.25	2.30	2.25
$100,000 but less than $250,000	1.50	1.52	1.50
$250,000 or more[1]	-0-	-0-	up to 0.50

[1]

The Distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $250,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Please retain this supplement for future reference.